UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2008
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-27312	25-1537134
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-99.1
EX-99.2

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
In a press release dated October 22, 2008, the Company announced its results of operations for the fiscal quarter ended September 27, 2008. A copy of the press release is set forth in Exhibit 99.1 hereto and incorporated herein by reference.
The information in this Item 2.02 and the attached Exhibit 99.1 shall not be deemed “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(b)	Effective October 17, 2008, Samuel C. Knoch ceased to serve as Chief Financial Officer and Treasurer of the Company.

Effective October 17, 2008, Matthew J. Rosgone ceased to serve as Vice President, Operations of the Company.

(c)	Effective October 18, 2008, Gary W. Bogatay, Jr., 39, was appointed as Chief Financial Officer and Treasurer of Tollgrade Communications, Inc. (the “Company”). Since April, 2004, Mr. Bogatay served as Chief Financial Officer, Secretary and Treasurer of BANKS.com, Inc. From January, 2003 to April, 2004, Mr. Bogatay served as Vice President of Finance of The Pennsylvania Culinary Institute, a subsidiary of Career Education, where he was responsible for all financial and administrative processes. Pursuant to the terms of Mr. Bogatay’s offer letter he will receive a base salary of $215,000, and is eligible to receive bonuses pursuant to the Company’s Management Incentive Compensation Plan at 35% of his base salary. The Company also entered into a severance agreement with Mr. Bogatay, effective as of October 14, 2008. Under the severance agreement, if Mr. Bogatay is terminated without cause during the first twelve months from his employment date and executes a release of claims to the Company, he will be entitled to receive his base salary (excluding bonuses, commissions or other similar amounts) for a period of twelve months. If his termination occurs after twelve months from his employment date, Mr. Bogatay will be entitled to receive his base salary for a period of six months, plus two weeks of severance for every year of service. The severance agreement is attached as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the severance agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the severance agreement. The Company also entered into a non-competition and non-disclosure agreement with Mr. Bogatay, and he will be eligible to participate in the benefit plans generally available to employees of the Company. He will also be eligible for a supplemental long-term disability policy. Mr. Bogatay was also granted 50,000 shares of non-qualified stock options pursuant to the Company’s 2006 Long-Term Incentive Compensation Plan on October 20, 2008, which shares vest pro-rata over a three year period beginning on October 20, 2009.

Effective October 20, 2008, David L. Blakeney, 47, was appointed as Vice President, Research and Development of the Company. Since April, 2008, Mr. Blakeney has acted as a consultant to the Company in the same capacity. Since December, 2006, Mr. Blakeney served as Vice President, Engineering, for Altrix Logic. From 1999 to 2006, Mr. Blakeney served as Vice President of Engineering for the Data Networks Division of Ericsson, Inc., formerly, Marconi plc. Pursuant to the terms of Mr. Blakeney’s offer letter he will receive a base salary of $200,000, and is eligible to receive bonuses pursuant to the Company’s Management Incentive Compensation Plan at 25% of his base salary. The Company also entered into a severance agreement with Mr. Blakeney, effective as of October 14, 2008. Under the severance agreement, if Mr. Blakeney is terminated without cause and executes a release of claims to the Company, he will be entitled to receive his base salary (excluding bonuses, commissions or other similar amounts) for a period of six months, plus two weeks of severance for every year of service. The severance agreement is attached as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the severance agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the severance agreement. The Company also entered into a non-competition and non-disclosure agreement with Mr. Blakeney, and he will be eligible to participate in the benefit plans generally available to employees of the Company. He will also be eligible for a supplemental long-term disability policy. Mr. Blakeney was also granted 35,000 shares of non-qualified stock options pursuant to the Company’s 2006 Long-Term Incentive Compensation Plan on October 20, 2008, which shares vest pro-rata over a three year period beginning on October 20, 2009.

Effective October 20, 2008, Kenneth J. Shebek, 45, was appointed as Vice President, Operations, of the Company. Since January, 2006, Mr. Shebek served as Vice President of Supply & Logistics for the Data Networks Division of Ericsson, Inc., formerly, Marconi, plc. From January, 2003 to December, 2005, Mr. Shebek served as Vice President of Supply Chain for Marconi, plc, and prior thereto, as its Vice President of North American Operations. Pursuant to the terms of Mr. Shebek’s offer letter he will receive a base salary of $200,000, and is eligible to receive bonuses pursuant to the Company’s Management Incentive Compensation Plan at 25% of his base salary. The Company also entered into a severance and retention agreement with Mr. Shebek, effective as of October 14, 2008. Under the severance agreement, if Mr. Shebek is terminated without cause and executes a release of claims to the Company, he will be entitled to receive his base salary (excluding bonuses, commissions or other similar amounts) for a period of six months, plus two weeks of severance for every year of service. Mr. Shebek is also entitled to receive a retention payment of $50,000, payable in two equal installments on the six and twelve month anniversaries of the date of employment, provided he is still in the employ of the Company. If the Company terminates his employment prior to twelve months from the date of employment for any reason other than for cause, the balance of the retention payment shall be paid. The severance and retention agreement is attached as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the severance and retention agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the severance agreement. The Company also entered into a non-competition and non-disclosure agreement with Mr. Shebek, and he will be eligible to participate in the benefit plans generally available to employees of the Company. He will also be eligible for a supplemental long-term disability policy. Mr. Shebek was also granted 35,000 shares of non-qualified stock options pursuant to the Company’s 2006 Long-Term Incentive Compensation Plan on October 20, 2008, which shares vest pro-rata over a three year period beginning on October 20, 2009.
ITEM 7.01 REGULATION FD DISCLOSURE
A copy of the Company’s press release announcing the appointment of Messrs. Bogatay, Blakeney and Shebek and the departure of Messrs. Knoch and Rosgone to and from the employ of the Company is furnished as Exhibit 99.2 to this Report and is incorporated by reference into this Item 7.01.
The information in the attached Exhibit 99.2 shall not be deemed “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)	EXHIBITS
10.1	Severance agreement dated October 14, 2008 between Tollgrade Communications, Inc. and Gary W. Bogatay, Jr., filed herewith.

10.2	Severance agreement dated October 14, 2008 between Tollgrade Communications, Inc. and David L. Blakeney, filed herewith.

10.3	Severance and Retention agreement dated October 14, 2008 between Tollgrade Communications, Inc. and Kenneth J. Shebek, filed herewith.

99.1	Press Release dated October 22, 2008, announcing its results of operations for the fiscal quarter ended September 27, 2008, furnished herewith.

99.2	Press release dated October 22, 2008 announcing the appointment of Messrs. Bogatay, Blakeney and Shebek and the departure of Messrs. Knoch and Rosgone to and from the employ of the Company, furnished herewith.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNCIATIONS, INC.

Dated: October 22, 2008	By:	/s/ Sara M. Antol
Sara M. Antol General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Severance agreement dated October 14, 2008 between Tollgrade Communications, Inc. and Gary W. Bogatay, Jr., filed herewith.

10.2	Severance agreement dated October 14, 2008 between Tollgrade Communications, Inc. and David L. Blakeney, filed herewith.

10.3	Severance and Retention agreement dated October 14, 2008 between Tollgrade Communications, Inc. and Kenneth J. Shebek, filed herewith.

99.1	Press Release dated October 22, 2008, announcing its results of operations for the fiscal quarter ended September 27, 2008, furnished herewith.

99.2	Press release dated October 22, 2008 announcing the appointment of Messrs. Bogatay, Blakeney and Shebek and the departure of Messrs. Knoch and Rosgone to and from the employ of the Company, furnished herewith.